POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 343,000 shares of common stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of October, 1997.

                                                       /s/ James Q. Crowe
                                                       _______________________
                                                       James Crowe

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 343,000 shares of common stock and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of October, 1997.

                                                         /s/ Joseph Auerbach
                                                         _______________________
                                                         Joseph Auerbach

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 343,000 shares of common stock of and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of October, 1997.

                                                      /s/ W. Grant Gregory
                                                      _________________________
                                                      W. Grant Gregory

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 343,000 shares of common stock of and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of October, 1997.

                                                      /s/ Rick Inatome
                                                      ______________________
                                                      Rick Inatome

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 343,000 shares of common stock of and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of October, 1997.

                                                      /s/ Joseph Inatome
                                                      _________________________
                                                      Joseph Inatome

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 343,000 shares of common stock of and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of October, 1997.

                                                    /s/ Bill L. Fairfield
                                                    _______________________
                                                    Bill L. Fairfield

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 343,000 shares of common stock of and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of October, 1997.

                                                     /s/ Gary Schwendiman
                                                     _______________________
                                                     Gary Schwendiman

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as her true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for her and in her name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 343,000 shares of common stock of and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 20th day of October, 1997.

                                                       /s/ Linda A. Wilson
                                                       _______________________
                                                       Linda Wilson

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 343,000 shares of common stock of and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of October, 1997.

                                                         /s/ Mogens Bay
                                                        _______________________
                                                        Mogens Bay